UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023
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Exact name of registrants as specified in
Commission	their charters, address of principal executive			IRS Employer
File Number	offices and registrants' telephone number			Identification Number
1-14465	IDACORP, Inc.			82-0505802
1-3198	Idaho Power Company			82-0130980
1221 W. Idaho Street
	Boise,	Idaho	83702-5627
	(208)	338-2200
State or Other Jurisdiction of Incorporation:			Idaho

Former name, former address and former fiscal year, if changed since last report:				None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting of Shareholders ("2023 Annual Meeting") of IDACORP, Inc. ("IDACORP") held on May 18, 2023, four proposals were submitted to shareholders as described in IDACORP's definitive proxy statement, dated April 4, 2023, relating to the 2023 Annual Meeting. The proposals and the results of the shareholder votes were as follows:

Proposal to elect directors for one-year terms	For	Withheld	Broker Non-Votes
Odette C. Bolano	40,083,520	400,359	3,956,320
Richard J. Dahl	38,507,293	1,976,586	3,956,320
Annette G. Elg	39,958,958	524,922	3,956,320
Lisa A. Grow	40,177,086	306,793	3,956,320
Ronald W. Jibson	39,993,594	490,286	3,956,320
Judith A. Johansen	38,547,917	1,935,962	3,956,320
Dennis L. Johnson	39,695,299	788,580	3,956,320
Nate R. Jorgensen	40,284,561	199,318	3,956,320
Jeff C. Kinneeveauk	39,940,182	543,697	3,956,320
Susan D. Morris	40,278,405	205,475	3,956,320
Richard J. Navarro	39,940,051	543,828	3,956,320
Mark T. Peters	40,080,289	403,590	3,956,320

The nominations were made by the IDACORP Board of Directors (the "Board"). With the exception of two new members of the Board, Susan D. Morris and Nate R. Jorgensen, the nominees were current members of the Board at the date of the 2023 Annual Meeting. All of IDACORP’s nominees were elected, with each nominee receiving a plurality of the votes cast. All members of the Board are also members of the Idaho Power Company Board of Directors.

Advisory resolution to approve executive compensation	For	Against	Abstentions	Broker Non-Votes
	38,038,286	2,230,334	215,258	3,956,320

The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

Advisory vote on the frequency of future advisory votes on executive compensation	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
	39,619,187	86,396	644,275	134,020	3,956,320

The frequency of every “One Year” received the highest number of votes cast on the proposal. Regulations of the U.S. Securities and Exchange Commission provide that IDACORP must hold the advisory shareholder vote on the frequency of future advisory shareholder votes on executive compensation at least once every six years. In light of the Board's recommendation in the Proxy Statement for the Annual Meeting and in light of these voting results and other relevant factors, the Board, at its May 18, 2023 meeting, determined that IDACORP will hold an annual shareholder advisory vote on executive compensation. IDACORP will continue to hold annual shareholder advisory votes until the Board decides to hold the next shareholder advisory vote on the frequency of future advisory votes on executive compensation.

Proposal to ratify the appointment of Deloitte & Touche LLP as IDACORP’s independent registered public accounting firm for the year ending December 31, 2023	For	Against	Abstentions	Broker Non-Votes
	42,789,954	1,566,562	83,684	—

The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  May 23, 2023
IDACORP, INC.
By:   /s/ Brian R. Buckham
Brian R. Buckham
Senior Vice President and Chief Financial Officer

IDAHO POWER COMPANY
By:   /s/ Brian R. Buckham
Brian R. Buckham
Senior Vice President and Chief Financial Officer